UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2025

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2025, EPAM Systems, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Among other matters, the Company’s stockholders approved the EPAM Systems, Inc. 2025 Long Term Incentive Plan (the “2025 Plan”), which was previously adopted by the Company’s Board of Directors (“Board”), subject to approval by stockholders. The 2025 Plan is a new plan that replaces the EPAM Systems, Inc. 2015 Long Term Incentive Plan (the “2015 Plan”). The 2025 Plan, among other things, reserves up to 2,500,000 shares of the Company’s common stock for issuance, plus any shares subject to outstanding awards granted under any of the Company’s predecessor equity incentive plans that return to the share pool as a result of cancellation or forfeiture, and less any shares granted under the 2015 Plan in excess of the number of shares outstanding as disclosed in the proposal related to the 2025 Plan in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement”) .
The effective date of the 2025 Plan is May 22, 2025. A description of the material terms of the 2025 Plan was included in the Proxy Statement. The foregoing and the summary of the 2025 Plan in the Proxy Statement are not complete summaries of the terms of the 2025 Plan and are qualified by reference to the text of the 2025 Plan, included as Exhibit 10.1 and incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders also approved four proposals to amend the Company’s Certificate of Incorporation (the “Charter”) to declassify the Board, reduce the written supermajority vote requirements to a majority vote requirement, to elect out of the supermajority provisions of Section 203 of the Delaware General Corporation Law, and to exculpate certain officers as permitted by Delaware law. The amendments to the Charter were previously approved by the Board, subject to stockholder approval. The amendments to the Charter became effective upon filing the Company’s Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 22, 2025.
On May 22, 2025, amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) also became effective. The amendments to the Bylaws were made to conform the Bylaws to the changes made in the Charter and consist of amendments to Sections 3.02, 3.12, and 3.13 to reflect declassification of the Board and to Section 6.06 to reduce the supermajority requirement to amend the Bylaws to a majority requirement.
The summary descriptions of the changes to the Charter and Bylaws are not complete and are qualified in their entirety by reference to the full text of the Charter and Bylaws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
As of the April 1, 2025 record date, a total of 56,625,745 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the Annual Meeting. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement. A summary of the final voting results for each matter follows.
Election of Directors
The Company’s stockholders voted to elect Richard Michael Mayoras, Karl Robb, and Helen Shan to serve as Class I directors, holding office for a three-year term until the annual meeting of stockholders in 2028, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard Michael Mayoras	40,897,396	5,506,780	24,671	5,401,225
Karl Robb	42,940,900	3,473,175	14,772	5,401,225
Helen Shan	45,390,011	1,014,634	24,202	5,401,225

Ratification of Appointment of Independent Auditors
Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,170,458	2,637,525	22,089	—

Advisory Vote to Approve Executive Compensation
The Company’s stockholders voted, on an advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2024 as disclosed in the Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,624,572	2,644,733	159,542	5,401,225
Approval of the 2025 Plan
The Company’s stockholders voted to approve the EPAM Systems, Inc. 2025 Long Term Incentive Plan. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,303,132	2,104,685	21,030	5,401,225
Approval of an Amendment to the Charter to Declassify the Board
The Company’s stockholders voted to approve an amendment to the Charter to declassify the Board. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,904,243	494,647	29,957	5,401,225
Approval of an Amendment to the Charter to Reduce the Written Supermajority Vote Requirements to a Majority Vote Requirement
The Company’s stockholders voted to approve amendments to eliminate the supermajority voting requirements expressly written into the Charter. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,301,949	90,676	36,222	5,401,225
Approval of an Amendment to the Charter to Elect out of Section 203 of the Delaware General Corporation Law
The Company’s stockholders voted to approve amendments to the Charter to expressly opt out of the supermajority voting requirements required under Section 203 of the Delaware General Corporation Law. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,311,835	76,480	40,532	5,401,225
Approval of an Amendment to the Charter to Exculpate Certain Officers as Permitted by Delaware Law
The Company’s stockholders voted to approve amendments to include officer exculpation in the Charter. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,080,463	4,306,800	41,584	5,401,225
Advisory Vote on a Stockholder Proposal Relating to a Simple Majority Vote
The Company’s stockholders voted, on an advisory basis, to approve the stockholder proposal requesting Board action to eliminate the supermajority voting requirements in the Charter and Bylaws and replace them with a majority of votes cast requirement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,205,827	22,062,289	160,731	5,401,225
With regard to the results of the stockholder simple majority vote proposal, the Board, consistent with its fiduciary duties, will examine the results of the stockholder vote.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1  Fourth Amended and Restated Certificate of Incorporation.
3.2 Amended and Restated Bylaws.
10.1 EPAM Systems, Inc. 2025 Long Term Incentive Plan.
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary